Globalstar™

First Quarter 2010 - Earnings Call Investor Presentation

May 6, 2010

Safe Harbor Language

This presentation contains certain statements that are, or may deemed to be, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control, including demand for our products and services, including commercial acceptance of our new Simplex products, including our SPOT™ Satellite GPS Messenger; our ability to retain and migrate our two-way communications services subscribers to our second-generation constellation when it is deployed; problems relating to the construction, launch or in-orbit performance of our existing and future satellites, including the effects of the degraded ability of our first-generation satellite constellation to support two-way communication; problems relating to the ground-based facilities operated by us or by independent gateway operators; our ability to attract sufficient additional funding to meet our future capital requirements; our competitiveness vis-a-vis other providers of satellite and ground-based communications products and services; the pace and effects of industry consolidation; the continued availability of launch insurance on commercially reasonable terms, and the effects of any insurance exclusions; changes in technology; our ability to continue to attract and retain qualified personnel; worldwide economic, geopolitical and business conditions and risks associated with doing business on a global basis; and legal, regulatory, and tax developments, including changes in domestic and international government regulation.

Any forward-looking statements made in this presentation speak as of the date made and are not guarantees of future performance. Actual results or developments may differ materially from the expectations expressed or implied in the forward-looking statements, and we undertake no obligation to update any such statements. Additional information on factors that could influence our financial results is included in our filings with the Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Introduction

Conference Call Agenda

1. Introduction
2. Key Quarterly Highlights – Peter Dalton (Chief Executive Officer)
3. Current and Second-generation Constellation Update – Tony Navarra (President, Global Operations)
4. Quarterly Finance Review – Fuad Ahmad – Sr. Vice President and Chief Financial Officer
5. Closing Comments, Satellite Spectrum Summary and Value Drivers – Peter Dalton
6. Question and Answer Session

Globalstar – The World's First MSS Consumer Products Company

	2009	2010	2011 and beyond…
SPOT™ Satellite GPS Messenger - SPOT 2.0		 Commercial Availability	Commercial Availability
SPOT HUG		 Commercial Availability	Commercial Availability
SPOT Delorme Satellite GPS Communicator		 Commercial Availability	Commercial Availability
SPOT Assist – Roadside and Maritime Services	 Commercial Availability	Commercial Availability	Commercial Availability
Future SPOT and Simplex Consumer Devices			 Products in Development
GSP-1700 Re-Introduction 	■ ■ ■ ■ ■	■ ■ ■ ■ ■	Commercial Availability
Next-Generation Handsets and Data Products	Enterprise Commercial Solutions		 Under Development

*NOTE: Globalstar product images depicted above are concepts only

*NOTE: Globalstar product image depicted above is a concept only

First Quarter Highlights

NEW Consumer Product – World's First Handheld GPS and Satellite Communicator


PN-60


SATELLITE COMMUNICATOR
DELORME

Delorme PN-60w with SPOT Communicator:

- Target: Outdoor GPS users
- combines GPS navigation utility with custom messaging and SPOT emergency notification
- Product delivery expected late spring 2010
- Delorme initial order for over 15,000 units

DELORME spot

New product lays the foundation for a host of future mobile access products, each designed to provide Globalstar satellite coverage to users of standard consumer handsets and other wireless devices

First Quarter Highlights

The SPOT Satellite GPS Messenger - Expanding Globalstar's Consumer Market Presence

Globalstar further established its retail consumer market presence with the resumption of shipping of the new SPOT Satellite GPS Messenger™

Globalstar has received orders for more than 230,000 SPOT consumer units to the more than 10,000 retail points of distribution world-wide.


spot

spot™
LIVE TO TELL ABOUT IT

First Quarter Highlights

Consolidation of Axonn LLC - Solidifies Globalstar's retail consumer messaging and tracking back-office platform to drive the development of applications hardware by M2M developers

- Axonn is a leading developer and manufacturer of GPS asset-tracking and messaging products including the SPOT Satellite GPS Messenger™ and enterprise satellite M2M products including the AXTracker™ and SMARTONE asset-tracking solutions

- The acquisition secures the critical long-term supply chain and associated intellectual property rights and technical design for these products

- Axonn's IP expertise coupled with Globalstar's network capability provides the ability to offer and create an open source standard required to integrate Globalstar's proven messaging and global tracking technology into developers' new M2M products.

Globalstar

AXONN GLOBAL DATA SOLUTIONS

First Quarter Highlights

Globalstar Asia Pacific – Korean Gateway Operator and Service Provider

In February Globalstar announced a joint venture agreement with Korean-based maritime satellite services provider Arion Communications Co., Ltd.

Globalstar Asia Pacific will operate the Globalstar gateway ground station in Korea and provide Simplex and duplex mobile satellite voice and data services including SPOT Satellite GPS Messenger™ products and services to customers in Korea and the surrounding maritime region.

Globalstar

arion



First Quarter Highlights

Continued Globalstar Subscriber Growth

Thanks to our Simplex data and original SPOT Satellite GPS Messenger initiatives during the quarter, Globalstar still exhibited modest Simplex data subscriber growth

The Company completed the period ended March 31, 2010 with 394,036 subscribers or 37,166 more than it had at March 31, 2009.



Total Subscribers
400000
350000
300000
250000
200000
150000
100000
50000
0
Q1-2008
Q1-2009
Q1-2010
Total Subscribers

First Quarter Highlights

Current and Second-generation Constellation and Network Update

Globalstar



ThalesAlenia Space

arianespace
Service & Solutions

FIRST-GENERATION CONSTELLATION STATUS

- Current constellation continues to perform better than expected
- 44 satellites in service
- Simplex data performance continuing at 98 plus percent messaging reliability
- First -generation constellation has been re-positioned to accommodate the launch of the second-generation satellites



SUMMARY - SATELLITE PARTNERSHIP

Globalstar

With the $738m financing completed Globalstar can focus on the launch and deployment of the second-generation satellite constellation

ThalesAlenia Space

arianespace Service & Solutions

ERICSSON TAKING YOU FORWARD

HUGHES. Connect to the future.



Globalstar

THERMO

coface

BNP PARIBAS | La banque d'un monde qui change

SOCIETE GENERALE Corporate & Investment Banking

CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK

CIC

NATIXIS

SECOND-GENERATION SATELLITES

Globalstar

Deliveries of the new satellites expected to begin in approximately six weeks



Media and investors view Globalstar second-generation production satellites at Thales Alenia Space manufacturing facility.





ThalesAlenia Space

Globalstar



SECOND-GENERATION SATELLITES

Globalstar

Satellite launch campaign for launch window and launch date

- Globalstar will conduct four launches of six satellites each using the highly reliable Soyuz launch vehicle.
- Soyuz has been used for eight previous successful Globalstar launches
- First 90-day launch window is scheduled to open July 5, 2010
- Launch of first six satellites is expected in late September or early October



Globalstar

arianespace
Service & Solutions

SECOND-GENERATION SATELLITE TIMELINE - Five Years of Planning and Execution of Milestones



Space Operations Milestones
2006
2007
2008
2009
2010
Today
Launch Window Begins
2nd Gen Space Contract Signature
System PDR
System CDR
2nd Gen CNF Contract Signature
2nd Gen Launch Contract Signature
SAT 1 Mated
SAT 2 Mated
SAT 3 Mated
SAT 4Mated
SAT 5-7Mated
Satellite Batch 1 Deliveries
Operate Gen 1 satellites with Gen 2 ground system
CNF Acceptance
Complete Installation of 7 TCUs
Ready current constellation for Gen 2 SAT
Dispenser CDR
Dispenser 1 Delivery
Dispenser Qualification
Launcher1 Delivery
Launch 1 Window
Key
PDR: Preliminary Design Review
CDR: Critical Design Review
CNF: Control Network Facility
TCU: Telemetry and Command Unit
SAT: Satellite

Timetable as of March 2010

2009 Finance Review

Fully Funded Business Plan

($ in Millions)

Liquidity as of 3/31/2010			**$**	**293**
2nd Generation Constellation CapEx				
Thales Alenia Space	$	90		
Arianespace	$	27		
Ground Segment /1	$	32		
Launch Insurance	$	40		
	$	**189**		
Remaining Liquidity			**$**	**104**

/1 Not essential to 2nd generation satellite deployment.

- From a capital perspective, Globalstar is well positioned for the near-term launches of our second generation constellation.
- Sufficient liquidity to fund the development of next gen products and continued upgrade of our ground infrastructure to offer improved next generation services.

Quarterly Financial Summary

($ in Thousands)

	Three Months Ended				
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010
Revenue	$ 15,163	$ 15,716	$ 17,521	$ 15,879	$ 15,571
Operating Expenses	$ 32,804	$ 28,317	$ 29,198	$ 27,751	$ 24,232
Operating Income/(Loss)	$ (17,641)	$ (12,601)	$ (11,677)	$ (11,872)	$ (8,661)
Other Income/(Expense)	$ (4,117)	$ (1,161)	$ 6,158	$ (22,012)	$ (26,981)
Net Income/(Loss)	$ (21,758)	$ (13,762)	$ (5,519)	$ (33,884)	$ (35,642)
EBITDA	$ (16,192)	$ (4,604)	$ (4,365)	$ (6,103)	$ (3,498)
Adjustments to EBITDA	$ 9,349	$ 1,282	$ 3,871	$ 4,130	$ 1,655
Adjusted EBITDA	$ (6,843)	$ (3,322)	$ (494)	$ (1,973)	$ (1,843)
Adjusted EBITDA Margin	(45%)	(21%)	(3%)	(12%)	(12%)
Gross Profit	$ 4,475	$ 5,676	$ 8,727	$ 6,643	$ 7,578
Gross Profit Margin	30%	36%	50%	42%	49%

/1 Please see Appendix A to this presentation for the definition of Adjusted EBITDA and reconciliations of GAAP to non-GAAP.

Aggressive Cost Management Continues to Yield Near Breakeven Results

($ in Thousands)



$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
$24,411
($2,277)
$22,134
$24,157
($1,158)
$22,999
$27,322
($4,796)
$22,525
$24,353
($5,956)
$18,397
Adjusted EBITDA
$22,006
($6,843)
$15,163
$19,038
($3,322)
$15,716
$18,015
$17,521
$17,852
($1,973)
$15,879
$17,414
($1,843)
$15,571
Adjusted Operating Expenses
Total Revenue

1/ Please see Appendix A to this presentation for the definition of Adjusted EBITDA.

Low Retail Monthly Churn Coupled With Stable ARPU

Low Monthly Retail Churn



1.5%
1.0%
0.5%
0.0%
1.3%
1.3%
1.2%
1.4%
1.1%
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10

Stable ARPU



$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
($5.00)
$5.26
$23.08
$5.53
$2.19
$25.80
$6.11
$27.60
$6.51
$24.39
$6.44
$23.34
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Retail
IGO
Simplex

Demonstrated Subscriber Growth



450,000
425,000
400,000
375,000
350,000
325,000
300,000
275,000
250,000
225,000
200,000
175,000
150,000
125,000
100,000
75,000
50,000
25,000
0
YOY Growth 10%
91,913
31%
79,530
27%
121,816
42%
118,341
37%
77,929
25%
119,641
38%
136,314
41%
74,272
23%
118,802
36%
155,196
45%
73,763
21%
115,371
34%
169,875
47%
73,264
21%
113,731
32%
189,879
51%
69,491
19%
112,113
30%
206,422
54%
65,598
17%
110,293
29%
218,897
56%
64,723
17%
106,974
27%
225,258
57%
63,800
16%
104,978
27%
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Duplex
IGO
Simplex

Closing Remarks

SUMMARY – SATELLITE SPECTRUM HOLDINGS

Globalstar has more than 25 MHz of global satellite spectrum and more than 19 MHz of ATC spectrum authority

With new wireless products and services being introduced on a regular basis and increased demands for wireless broadband, we are seeing a heightened awareness of the current domestic shortage of wireless spectrum.

Wireless Spectrum Frequencies | **Globalstar Global Spectrum Detail**


1850 to 1990 MHz
2500 to 2690 MHz
806 to 902 MHz
600
900
1,200
1,600
1,800
2,100
2,400
2,700
L-Band
S-Band
L-Band
Skyterra/Inmarsat
Globalstar
8.725 MHz
Iridium
Skyterra/Inmarsat
1610 MHz
1621.35 MHz
S-Band
ICO/Terrestar
Sirius/XM
Globalstar
16.50 MHz
Clearwire
Sprint Nextel
2483.5 MHz
2500 MHz

SUMMARY – NATIONAL BROADBAND PLAN

In March 2010 the Federal Communications Commission (FCC) addressed this issue when it released, "Connecting America: The National Broadband Plan.


JUST RELEASED
NATIONAL BROADBAND PLAN
CONNECTING AMERICA

FEDERAL COMMUNICATIONS COMMISSION

In order to help ensure that there is sufficient, flexible wireless spectrum that accommodates growing demand and evolving technologies, the plan stated the FCC should, "accelerate terrestrial deployment in 90 MHz of Mobile Satellite Spectrum."

The Plan recommended the FCC should grant licensees flexibility under the ATC regime in the, "Big LEO band, already being used for terrestrial broadband deployments, to make this spectrum permanently suitable for terrestrial broadband service, subject to appropriate safeguards to promote the public interest."

BROADBAND PLAN – WHAT DOES THIS MEAN FOR GLOBALSTAR?

1. Proposed changes may provide Globalstar with the ability to further utilize increased ATC authority without the current gating requirements or restrictions (spare satellite, dual mode satellite devices, and other constellation requirements)

2. The plan validates Globalstar's current ATC business model under which Globalstar is already receiving revenue for leasing satellite spectrum to rural wireless broadband provider Open Range Communications.

3. If the FCC permits Globalstar greater flexibility in the use of the spectrum, the intent is to exploit such flexibility not only in the U.S. but also abroad as FCC policies often provide a template for similar regulatory policies in other international markets.

4. The full extent of the plan's potential impact will be better known in the upcoming months. The FCC intends to initiate a rulemaking proceeding addressing these issues in mid-Summer and Globalstar intends to be an active participant.

SUMMARY – GLOBALSTAR VALUE DRIVERS

1. MSS Core Business



Globalstar



2006 30% EBITDA with $140m in revenue

→ Approx 50% EBITDA Margin at $200m-$250m of recurring revenue generating $100m-$125m of annualized EBITDA

+

2. Consumer Retail Business

spot



New GPS products and services, secured IP and supply chain, and received orders to ship more than 230,000 retail units worldwide

→ 500,000 activated units equates to approx $62.5m in recurring EBITDA

+

3. Global Spectrum

Globalstar



Globalstar has already utilized authorized ATC spectrum in the US

→ 19.275 MHz of domestic spectrum provides potential value of $2.3 billion

+

4. Converged Next-gen Products



HUGHES. Connect to the future®



Hughes is designing a new, small, affordable and embeddable satellite chip

→ Potential revenue generation from world-wide mobile handset marketplace

Globalstar™

www.globalstar.com

www.findmespot.com

For additional investor information please contact

Dean Hirasawa - Director, Public and Investor Relations
(408) 933-4006
dean.hirasawa@globalstar.com

Appendix A

Definition of Terms and Reconciliation of Non-GAAP Financial Measures

We utilize certain financial measures that are widely used in the telecommunications industry and are not calculated based on GAAP. A reconciliation of these measures to GAAP and a discussion of certain other operating metrics used in the industry are defined and explained below.

GLOBALSTAR, INC.
RECONCILIATION OF GAAP TO ADJUSTED

(Dollars in thousands, except ARPU)
(Unaudited)

	Three months ended			
	March 31, 2010		March 31, 2009	
Revenue				
Service Revenue	$	12,454	$	11,131
Equipment Revenue		3,117		4,032
Total Revenue	$	15,571	$	15,163
Operating Expenses				
Cost of Services		7,618		10,408
Cost of Subscriber Equipment		2,512		2,995
Marketing, General and Administrative		8,212		13,977
Depreciation & Amortization		5,890		5,424
Total Operating Expenses	$	24,232	$	32,804
Operating Loss	$	(8,661)	$	(17,641)
Interest and Derivative Income/(Expense)		(26,190)		(112)
Other Income/(Expense)		(727)		(3,975)
Income Tax Expense (Benefit)		64		30
Net Loss	$	(35,642)	$	(21,758)
EBITDA (1)	$	(3,498)	$	(16,192)
Impairment of Assets		2		-
Non-Cash Compensation		(1,739)		3,132
2nd Generation Development		491		2,057
Other One Time Non Recurring Charges		2,174		185
Foreign Exchange and Other Loss/(Income)		727		3,975
Adjusted EBITDA (2)	$	(1,843)	$	(6,843)
Adjusted EBITDA Margin		(12%)		(45%)
Retail ARPU (3)	$	23.34	$	23.08

Appendix A (continued)

(1) EBITDA represents earnings before interest, income taxes, depreciation, amortization and derivative gains/(losses). EBITDA does not represent and should not be considered as an alternative to GAAP measurements, such as net income, and the Company's calculations thereof may not be comparable to similarly entitled measures reported by other companies.

The Company uses EBITDA as a supplemental measurement of its operating performance because, by eliminating interest, taxes and the non-cash items of depreciation and amortization, the company believes it best reflects changes across time in the company's performance, including the effects of pricing, cost control and other operational decisions. The company's management uses EBITDA for planning purposes, including the preparation of its annual operating budget. The company believes that EBITDA also is useful to investors because it is frequently used by securities analysts, investors and other interested parties in their evaluation of companies in similar industries. As indicated, EBITDA does not include interest expense on borrowed money or depreciation expense on our capital assets or the payment of income taxes, which are necessary elements of the company's operations. Because EBITDA does not account for these expenses, its utility as a measure of the Company's operating performance has material limitations. Because of these limitations, the company's management does not view EBITDA in isolation and also uses other measurements, such as net income, revenues and operating profit, to measure operating performance.

(2) Adjusted EBITDA is further adjusted to exclude non-cash compensation expense, asset impairment charges, foreign exchange gains/(losses) and certain other one-time charges. Management uses Adjusted figures for EBITDA in order to manage the Company's business and to compare its results more closely to the results of its peers.